THE HAVEN FUND

                          SUPPLEMENT
                            to the
               Statement of Additional Information
                    dated February 26, 1998

The Statement of Additional Information discloses on page 32 the following table regarding the combined average annual total returns of The Haven Fund (the "Fund") and HCM Partners, L.P., a limited partnership for which Haven Capital Management, Inc. acted as investment adviser and three of the Fund's Trustees acted as general partners (the "Partnership"), for the periods ended October 31, 1997:

                           One       Five      Ten
                           Year      Years     Years
                           ____      _____     _____
The Haven Fund and
HCM Partners, L.P.         24.9%     17.6%     15.7%

Although the Partnership was managed by the same individuals who manage the Fund and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the table should not be viewed as an indication of future performance by the Fund. The table includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered under the 1940 Act, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.
For a description of the expenses borne by the Fund, see "Shareholder and Fund Expenses" in the Prospectus dated February 26, 1998.

        The date of the Supplement is March 27, 1998